EX-99.906CERT

Section 906 Certifications


                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003


         JOHN V. MURPHY, Principal Executive Officer, and BRIAN W. WIXTED, Principal Financial Officer of Oppenheimer Tremont Market Neutral Fund, LLC (the "Registrant"), each certify to the best of his or her knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Form N-CSR") fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.



Principal Executive Officer                 Principal Financial Officer

Oppenheimer Tremont Market                  Oppenheimer Tremont Market
Neutral Fund, LLC                           Neutral Fund, LLC



/s/ JOHN V. MURPHY                          /s/ BRIAN W. WIXTED
----------------------------                ----------------------------
John V. Murphy                              Brian W. Wixted

Date: 11/14/03                              Date: 11/14/03